UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21725

Tortoise Energy Capital Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

Item 1. Report to Stockholders.

Tortoise Energy Capital Corp

TYY LISTED NYSE

Yield

Growth

Quality

2013 Annual Report

November 30, 2013

...Steady Wins®

Company at a Glance

Tortoise Energy Capital Corp. (NYSE: TYY) is a closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) and their affiliates in the energy infrastructure sector.

Investment Goals: Yield, Growth and Quality

TYY seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYY seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 100 MLPs in the market in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector, along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYY Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 130 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

December 31, 2013

Dear Fellow Stockholders,

The fiscal year ending Nov. 30, 2013 was an upbeat one for midstream MLPs, which continued to benefit from strong oil and natural gas production that drove substantial energy infrastructure build-out across North America. Midstream MLPs’ performance during the year was again reflective of the strength of their underlying fundamentals.

The broad equity market also had a positive year. Continued low interest rates, strengthening corporate balance sheets and improvements in employment and manufacturing pushed equities higher, despite some volatility. The year also presented some macroeconomic challenges, chief among them geopolitical tension at times in the Middle East and continued partisan gridlock in Washington that resulted in a partial shutdown of the government in the final fiscal quarter of the year. Despite these transitory headwinds, investors remained upbeat about the domestic energy renewal underway in North America, where increasing production requires additional pipeline infrastructure to connect the growing volumes of newly discovered oil and gas from production areas to end users.

Master Limited Partnership Sector Review and Outlook

The Tortoise MLP Index® posted a strong 24.1 percent total return for the fiscal year ending Nov. 30, 2013, but nonetheless trailed the broad market as represented by the S&P 500 Index®, which posted a 30.3 percent total return for the same period. MLPs enjoyed generally upward momentum during the fiscal year, although performance slowed a bit in the third quarter in response to the looming government shutdown and interest rate uncertainty. However, those concerns abated as the fiscal year wound to a close, with both equities and midstream MLPs ending the year solidly in positive territory. During the fiscal year, midstream MLPs significantly outperformed upstream MLPs, as reflected by the Tortoise Midstream MLP Index’s 27.2 percent gain relative to the Tortoise Upstream MLP Index’s 2.2 percent total return. Some upstream MLPs continued to battle significant market and regulatory headwinds from concerns around accounting for hedging and maintenance capital spending, which ultimately restrained their performance.

The midstream sector of the energy value chain continued to benefit from escalating production out of North America’s resource-rich shales. According to the U.S. Energy Information Administration, U.S. crude oil production is up 50 percent since 2008, with production topping 8 million barrels per day by fiscal year end. This production continues to drive growth activity for midstream MLPs, which are responding to infrastructure needs. We project approximately $60 billion in MLP projects in the three years ending 2015. The project backlog for crude oil and liquids pipelines continues to be healthy. The latest projects include debottlenecking along the Gulf Coast refining complex and additional capacity being added out of the Permian basin.

Capital markets continued to underpin sector strength, with MLPs raising nearly $73 billion in equity and debt offerings during the fiscal year, surpassing the total for 2012. There were 18 MLP IPOs in fiscal 2013, six of them occurring in the fourth quarter, bringing the total raised for the year to approximately $4.6 billion. Merger and acquisition (M&A) activity has also been healthy; MLP transactions totaling approximately $59 billion were announced during the fiscal year, also surpassing 2012 totals. The largest announced transactions during the year include Spectra Energy’s dropdown of its U.S. midstream assets to its MLP in a deal valued at $12.3 billion, Regency Energy Partners’ plans to acquire PVR Partners, a natural gas midstream pipeline MLP, for $5.6 billion, and Kinder Morgan Energy Partners’ $5 billion acquisition of Copano Energy, L.L.C., a gathering and processing MLP.

Fund Performance Review

The fund’s total assets increased from approximately $889.9 million on Nov. 30, 2012 to $1.1 billion on Nov. 30, 2013, resulting primarily from net realized and unrealized gains on investments as well as

(Unaudited)

2013 Annual Report       1

approximately $7 million in new equity and $40 million in new leverage proceeds. For fiscal year 2013, the fund’s market-based total return was 22.0 percent and its NAV-based total return was 26.6 percent (both including the reinvestment of distributions). The difference between the market value total return and the NAV total return reflected a decrease in the premium of the fund’s stock price relative to its NAV over the year.

Robust upstream production of crude oil, natural gas and natural gas liquids continued to drive pipeline infrastructure build-out, which helped the fund on several fronts. Significant contributors to the fund’s asset performance during the fiscal year included crude oil pipeline MLPs that benefitted from greater volumes transported due to this robust production. Gathering and processing MLPs that demonstrated solid fee-based growth profiles related to the increasing demand for and production of natural gas liquids also enhanced performance. Additionally, refined products pipeline MLPs positively impacted performance supported by an attractive tariff and increasing exports. Natural gas MLPs also contributed positively to absolute returns. Despite their nearer-term growth outlook and some recontracting headwinds, which has restrained their relative performance, we continue to believe in their longer-term opportunity, supported by long-term demand growth potential. Performance was additionally helped by the fund’s core midstream strategy of not investing in upstream and refining MLPs.

The fund paid a distribution of $0.4275 per common share ($1.71 annualized) to stockholders on Nov. 29, 2013, an increase of 0.6 percent quarter over quarter and of 2.4 percent year over year. This distribution represented an annualized distribution rate of 5.2 percent based on the fund’s fiscal year closing price of $33.04 per share. The distribution payout coverage (distributable cash flow divided by distributions) for the fiscal year was 113.1 percent, reflective of our emphasis on sustainability. For tax purposes, distributions to stockholders for 2013 were 100 percent qualified dividend income.

The fund ended the fiscal year with leverage (including bank debt, senior notes and preferred stock) at 18.7 percent of total assets. During the year, we capitalized on the low interest rate environment by issuing private placement debt in the fund’s fourth fiscal quarter. This enabled us to take advantage of attractive investment opportunities while also lengthening the fund’s weighted average maturity and reduce its weighted average leverage cost. Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

In Remembrance

We are deeply saddened by the recent loss of our founding board member, Dr. John R. Graham, who died on Dec. 20, 2013 after a courageous battle with cancer. John leaves a lasting legacy of being a diligent board member who cared passionately about the investors he represented. During his decade of service, John played an integral role in creating a high standard of governance as the nominating and governance committee chair for the fund. As importantly, John was a respectful, humble person who enriched the lives of those who knew him. We are extremely grateful for his service. He will be missed.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Capital Corp.

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs). The Tortoise Midstream MLP Index, a sub-index of the Tortoise MLP Index®, is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines and Refined Products Pipelines. The Tortoise Upstream MLP Index is comprised of all constituents included in the Tortoise MLP Index’s Coal and Oil & Gas Production sub sector indices. The S&P 500 Index® is a unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(Unaudited)

2       Tortoise Energy Capital Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Year Ended November 30,		2012	2013
	2012	2013	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions received from master limited partnerships	$48,562	$53,446	$12,457	$12,664	$13,128	$13,410	$14,244
Dividends paid in stock	3,595	3,338	984	1,020	852	719	747
Other income	—	52	—	—	—	—	52
Total from investments	52,157	56,836	13,441	13,684	13,980	14,129	15,043
Operating Expenses Before Leverage Costs and
Current Taxes
Advisory fees, net of fees waived	8,130	9,674	2,083	2,148	2,449	2,516	2,561
Other operating expenses	941	1,058	225	267	264	265	262
	9,071	10,732	2,308	2,415	2,713	2,781	2,823
Distributable cash flow before leverage costs and current taxes	43,086	46,104	11,133	11,269	11,267	11,348	12,220
Leverage costs(2)	8,431	7,773	1,999	2,009	1,995	1,784	1,985
Current income tax expense(3)	—	—	—	—	—	—	—
Distributable Cash Flow(4)	$34,655	$38,331	$9,134	$9,260	$9,272	$9,564	$10,235

As a percent of average total assets(5)
Total from investments	6.04%	5.53%	6.08%	5.97%	5.43%	5.34%	5.50%
Operating expenses before leverage costs and current taxes	1.05%	1.05%	1.04%	1.05%	1.05%	1.05%	1.03%
Distributable cash flow before leverage costs and current taxes	4.99%	4.48%	5.04%	4.92%	4.38%	4.29%	4.47%
As a percent of average net assets(5)
Total from investments	9.88%	9.17%	9.97%	9.87%	8.82%	8.71%	9.38%
Operating expenses before leverage costs and current taxes	1.72%	1.73%	1.71%	1.74%	1.71%	1.71%	1.76%
Leverage costs and current taxes	1.60%	1.25%	1.48%	1.45%	1.26%	1.10%	1.24%
Distributable cash flow	6.56%	6.19%	6.78%	6.68%	5.85%	5.90%	6.38%

Selected Financial Information
Distributions paid on common stock	$32,577	$33,889	$8,275	$8,354	$8,446	$8,515	$8,574
Distributions paid on common stock per share	1.6550	1.6950	0.4175	0.4200	0.4225	0.4250	0.4275
Distribution coverage percentage for period(6)	106.4%	113.1%	110.4%	110.9%	109.8%	112.3%	119.4%
Net realized gain, net of income taxes, for the period	50,080	46,853	38,951	11,821	18,051	5,662	11,319
Total assets, end of period	889,880	1,129,085	889,880	979,059	1,021,518	1,040,592	1,129,085
Average total assets during period(7)	863,164	1,026,917	889,090	928,983	1,021,365	1,050,674	1,096,305
Leverage(8)	171,800	211,600	171,800	162,700	160,000	163,300	211,600
Leverage as a percent of total assets	19.3%	18.7%	19.3%	16.6%	15.7%	15.7%	18.7%
Net unrealized appreciation, end of period	241,412	346,090	241,412	293,189	307,140	319,764	346,090
Net assets, end of period	540,491	655,694	540,491	594,500	620,318	628,145	655,694
Average net assets during period(9)	527,912	619,581	542,324	562,323	628,648	643,415	642,948
Net asset value per common share	27.23	32.67	27.23	29.89	30.99	31.35	32.67
Market value per share	28.57	33.04	28.57	32.92	32.88	32.35	33.04
Shares outstanding (000’s)	19,847	20,072	19,847	19,890	20,017	20,037	20,072

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, premium on redemption of MRP stock and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(9)	Computed by averaging daily net assets within each period.

2013 Annual Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Capital Corp.’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $88 million during the 4th quarter, primarily as a result of increased market values of our MLP investments and increased leverage utilization. Distribution increases from our MLP investments were in-line with our expectations and asset-based expenses increased from the previous quarter. Total leverage as a percent of total assets increased and we increased our quarterly distribution to $0.4275 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long-term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and, distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, other recurring leverage expenses, distributions to preferred stockholders, as well as taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

4       Tortoise Energy Capital Corp.

Management’s Discussion (Unaudited) (Continued)

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many crude/refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 4th quarter 2013 were approximately $15.0 million, an increase of 11.9 percent as compared to 4th quarter 2012 and an increase of 6.5 percent as compared to 3rd quarter 2013. These changes reflect increases in per share distribution rates on our MLP investments, the distributions received from additional investments funded from equity and leverage proceeds and the impact of various portfolio trading activity. These changes also reflect the receipt of non-recurring distributions and other income in 4th quarter 2013 of approximately $173,000.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.03 percent of average total assets for the 4th quarter 2013, a decrease of 0.01 percent as compared to 4th quarter 2012 and a decrease of 0.02 percent as compared to 3rd quarter 2013. Advisory fees for the 4th quarter 2013 increased 1.8 percent from 3rd quarter 2013 as a result of increased average managed assets for the quarter. Yields on our MLP investments are currently below their 5-year historical average of approximately 7 percent. All else being equal, if MLP yields decrease and distributions remain constant or grow, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses decreased slightly as compared to 3rd quarter 2013.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $2.0 million for the 4th quarter 2013, an increase of approximately 11.3 percent as compared to 3rd quarter 2013 due to increased leverage utilization during the quarter.

The weighted average annual rate of our leverage at November 30, 2013 was 4.04 percent. This rate includes balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.125 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility and as our leverage matures or is redeemed. Additional information on our leverage and amended credit facility is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 4th quarter 2013, our DCF was approximately $10.2 million, an increase of 12.1 percent as compared to 4th quarter 2012 and an increase of 7.0 percent as compared to 3rd quarter 2013. These changes are the net result of distributions and expenses as outlined above. We declared a distribution of $8.6 million, or $0.4275 per share, during the quarter. This represents an increase of $0.01 per share as compared to 4th quarter 2012 and an increase of $0.0025 per share as compared to 3rd quarter 2013.

Our distribution coverage ratio was 119.4 percent for 4th quarter 2013. Excluding non-recurring income received during 4th quarter 2013, our coverage ratio was 117.4 percent, an increase in the coverage ratio of 7.0 percent as compared to 4th quarter 2012 and an increase of 5.1 percent as compared to 3rd quarter 2013. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions. We expect to allocate a portion of the projected future growth in DCF to increase distributions to stockholders while also continuing to build critical distribution coverage to help preserve the sustainability of distributions to stockholders for the years ahead.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2013 YTD and 4th quarter 2013 (in thousands):

	2013 YTD	4th Qtr 2013
Net Investment Loss, before Income Taxes	$(13,961)	$(3,835)
Adjustments to reconcile to DCF:
Dividends paid in stock	3,338	747
Distributions characterized as return of capital	48,709	13,257
Amortization of debt issuance costs	245	66
DCF	$38,331	$10,235

Liquidity and Capital Resources

We had total assets of $1.1 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 4th quarter 2013, total assets increased $88 million, primarily the result of an increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) of approximately $46 million as well as increased leverage utilization.

2013 Annual Report       5

Management’s Discussion (Unaudited) (Continued)

Total leverage outstanding at November 30, 2013 was $211.6 million, an increase of $48.3 million as compared to August 31, 2013. On an adjusted basis to reflect the payment of the 3rd quarter distribution at the beginning of the 4th quarter, total leverage increased approximately $40.3 million. Outstanding leverage is comprised of $159.4 million in senior notes, $50 million in Mandatory Redeemable Preferred (“MRP”) stock and $2.2 million outstanding under the credit facility, with 94.2 percent of leverage with fixed rates and a weighted average maturity of 4.8 years. Total leverage represented 18.7 percent of total assets at November 30, 2013, as compared to 15.7 percent as of August 31, 2013 and 19.3 percent as of November 30, 2012. During the 4th quarter, we issued $45 million of senior notes on September 27, 2013 and $10 million of senior notes on November 20, 2013. Our leverage as a percent of total assets remains below our long-term target level of 25 percent of total assets, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $209.4 million on November 30, 2013 was comprised of 76 percent private placement debt and 24 percent publicly traded preferred equity with a weighted average rate of 4.04 percent and weighted average laddered maturity of 4.9 years.

Our MRP Stock has an optional redemption feature allowing us to redeem all or a portion of the stock after May 1, 2013 and on or prior to May 1, 2014 at $10.10 per share. Any optional redemption after May 1, 2014 and on or prior to May 1, 2015 will be at $10.05 per share. Any redemption after May 1, 2015 will be at the liquidation preference amount of $10.00 per share.

Subsequent to year-end, we entered into an amendment to our credit facility to increase the borrowing capacity under the facility from $40 million to $50 million. Other terms of the credit facility were unchanged.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 8, 9 and 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

E&P for 2013 exceeded total distributions to stockholders. As a result, for tax purposes, distributions to common stockholders for the year ended 2013 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2013 was 100 percent return of capital.

As of November 30, 2013, we estimate utilizing all of our net operating losses prior to their expiration dates. For the fiscal year, we realized net capital gains which were partially offset by net operating losses. We paid no taxes on net investment income as we incurred a net investment loss; however, we anticipate paying approximately $4.7 million in taxes as a result of net realized gains from portfolio sales. Tax payments can be funded from investment earnings, fund assets and borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At November 30, 2013, our investments are valued at $1.128 billion, with an adjusted cost of $589 million. The $539 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects a net deferred tax liability primarily due to unrealized gains (losses) on investments. At November 30, 2013, the balance sheet reflects a net deferred tax liability of approximately $254 million or $12.63 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes.

6       Tortoise Energy Capital Corp.

Schedule of Investments November 30, 2013

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 171.2%(1)

Crude/Refined Products Pipelines — 68.2%(1)
United States — 68.2%(1)
Buckeye Partners, L.P.	901,227	$61,364,546
Enbridge Energy Partners, L.P.	1,372,700	41,304,543
Genesis Energy, L.P.	221,231	11,477,464
Holly Energy Partners, L.P.	559,000	17,580,550
Magellan Midstream Partners, L.P.	1,404,600	87,281,844
MPLX LP	391,443	14,921,807
NuStar Energy L.P.	280,500	14,964,675
Oiltanking Partners, L.P.	201,700	12,079,813
Phillips 66 Partners LP	164,400	5,415,336
Plains All American Pipeline, L.P.	1,542,700	79,557,039
Rose Rock Midstream, L.P.	75,312	2,701,442
Sunoco Logistics Partners L.P.	1,087,060	76,942,107
Tesoro Logistics LP	415,700	21,304,625
		446,895,791

Natural Gas/Natural Gas Liquids Pipelines — 70.5%(1)
United States — 70.5%(1)
Boardwalk Pipeline Partners, LP	1,162,400	30,617,616
El Paso Pipeline Partners, L.P.	1,084,300	45,085,194
Energy Transfer Equity, L.P.	277,200	20,726,244
Energy Transfer Partners, L.P.	1,038,200	56,228,912
Enterprise Products Partners L.P.	1,220,300	76,842,291
EQT Midstream Partners, LP	239,100	13,148,109
Kinder Morgan Energy Partners, L.P.	308,800	25,312,336
Kinder Morgan Management, LLC(2)	562,985	43,107,778
ONEOK Partners, L.P.	551,000	29,511,560
Regency Energy Partners LP	1,529,300	37,284,334
Spectra Energy Partners, LP	964,265	43,353,354
TC PipeLines, LP	79,633	3,902,017
Williams Partners L.P.	725,800	37,298,862
		462,418,607
Natural Gas Gathering/Processing — 32.5%(1)
United States — 32.5%(1)
Access Midstream Partners, L.P.	922,400	51,811,208
Crestwood Midstream Partners LP	607,539	13,754,683
Crosstex Energy, L.P.	418,639	11,152,543
DCP Midstream Partners, LP	654,200	31,519,356
MarkWest Energy Partners, L.P.	508,100	35,094,467
Summit Midstream Partners, LP	177,600	5,963,808
Targa Resources Partners LP	465,000	23,738,250
Western Gas Partners LP	627,800	39,978,304
		213,012,619
Total Master Limited Partnerships and
Related Companies (Cost $584,035,570)		1,122,327,017

Common Stock — 0.8%(1)

Crude/Refined Products Pipelines — 0.8%(1)
United States — 0.8%(1)
Plains GP Holdings, L.P. (Cost $4,753,518)	216,069	5,077,622

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(3) (Cost $98,206)	98,206	98,206
Total Investments — 172.0%(1)
(Cost $588,887,294)		1,127,502,845
Other Assets and Liabilities — (40.0%)(1)		(262,408,844)
Long-Term Debt Obligations — (24.3%)(1)		(159,400,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (7.7%)(1)		(50,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$655,694,001

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Rate indicated is the current yield as of November 30, 2013.

See accompanying Notes to Financial Statements.

2013 Annual Report       7

Statement of Assets & Liabilities November 30, 2013

Assets
Investments at fair value (cost $588,887,294)	$1,127,502,845
Receivable for Adviser fee waiver	4,098
Prepaid expenses and other assets	1,577,693
Total assets	1,129,084,636
Liabilities
Payable to Adviser	1,753,269
Payable for investments purchased	145,920
Accrued expenses and other liabilities	1,945,960
Current tax liability	4,375,153
Deferred tax liability	253,570,333
Short-term borrowings	2,200,000
Long-term debt obligations	159,400,000
Mandatory redeemable preferred stock ($10.00 liquidation
value per share; 5,000,000 shares outstanding)	50,000,000
Total liabilities	473,390,635
Net assets applicable to common stockholders	$655,694,001
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 20,072,262 shares issued
and outstanding (100,000,000 shares authorized)	$20,072
Additional paid-in capital	222,833,179
Accumulated net investment loss, net of income taxes	(84,430,602)
Undistributed realized gain, net of income taxes	171,181,812
Net unrealized appreciation of investments, net of income taxes	346,089,540
Net assets applicable to common stockholders	$655,694,001
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$32.67

Statement of Operations
Year Ended November 30, 2013

Investment Income
Distributions from master limited partnerships	$53,446,116
Less return of capital on distributions	(48,708,603)
Net distributions from master limited partnerships	4,737,513
Other income	51,042
Dividends from money market mutual funds	690
Total Investment Income	4,789,245
Operating Expenses
Advisory fees	9,709,592
Administrator fees	396,378
Professional fees	175,653
Directors’ fees	108,241
Stockholder communication expenses	98,856
Fund accounting fees	70,723
Custodian fees and expenses	45,782
Registration fees	42,714
Franchise fees	30,548
Stock transfer agent fees	16,563
Other operating expenses	72,533
Total Operating Expenses	10,767,583
Leverage Expenses
Interest expense	5,696,319
Distributions to mandatory redeemable preferred stockholders	1,975,021
Amortization of debt issuance costs	245,166
Other leverage expenses	101,854
Total Leverage Expenses	8,018,360
Total Expenses	18,785,943
Less fees waived by Adviser	(35,757)
Net Expenses	18,750,186
Net Investment Loss, before Income Taxes	(13,960,941)
Deferred tax benefit	4,333,467
Net Investment Loss	(9,627,474)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	74,057,061
Current tax expense	(4,656,348)
Deferred tax expense	(22,547,573)
Income tax expense	(27,203,921)
Net realized gain on investments	46,853,140
Net unrealized appreciation of investments, before income taxes	165,455,162
Deferred tax expense	(60,777,854)
Net unrealized appreciation of investments	104,677,308
Net Realized and Unrealized Gain on Investments	151,530,448
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$141,902,974

See accompanying Notes to Financial Statements.

8       Tortoise Energy Capital Corp.

Statement of Changes in Net Assets Year Ended November 30
	2013	2012
Operations
Net investment loss	$(9,627,474)	$(11,362,253)
Net realized gain on investments	46,853,140	50,079,819
Net unrealized appreciation of investments	104,677,308	26,987,037
Net increase in net assets applicable to common stockholders resulting from operations	141,902,974	65,704,603
Distributions to Common Stockholders
Return of capital	(33,888,766)	(32,577,041)
Capital Stock Transactions
Proceeds from shelf offerings of 149,429 and 189,723 common shares, respectively	4,882,019	5,313,493
Underwriting discounts and offering expenses associated with the issuance of common stock	(89,877)	(164,695)
Issuance of 76,015 and 75,921 common shares from reinvestment of distributions to stockholders, respectively	2,396,876	2,085,579
Net increase in net assets applicable to common stockholders from capital stock transactions	7,189,018	7,234,377
Total increase in net assets applicable to common stockholders	115,203,226	40,361,939
Net Assets
Beginning of year	540,490,775	500,128,836
End of year	$655,694,001	$540,490,775
Accumulated net investment loss, net of income taxes, end of year	$(84,430,602)	$(74,803,128)

See accompanying Notes to Financial Statements.

2013 Annual Report       9

Statement of Cash Flows Year Ended November 30, 2013

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$53,446,116
Dividend income received	621
Other income received	51,042
Purchases of long-term investments	(173,536,246)
Proceeds from sales of long-term investments	125,308,188
Purchases of short-term investments, net	(9,921)
Interest expense paid	(5,368,726)
Distributions to mandatory redeemable preferred stockholders	(1,975,020)
Other leverage expenses paid	(102,790)
Income taxes paid	(29,250)
Operating expenses paid	(10,395,667)
Net cash used in operating activities	(12,611,653)
Cash Flows From Financing Activities
Advances from revolving line of credit	116,100,000
Repayments on revolving line of credit	(131,600,000)
Issuance of long-term debt obligations	90,000,000
Maturity of long-term debt obligations	(34,700,000)
Issuance of common stock	4,882,019
Common stock issuance costs	(158,792)
Debt issuance costs	(419,699)
Distributions paid to common stockholders	(31,491,875)
Net cash provided by financing activities	12,611,653
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$141,902,974
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(173,682,166)
Proceeds from sales of long-term investments	125,308,188
Purchases of short-term investments, net	(9,921)
Return of capital on distributions received	48,708,603
Deferred tax expense	78,991,960
Net unrealized appreciation of investments	(165,455,162)
Net realized gain on investments	(74,057,061)
Amortization of debt issuance costs	245,166
Changes in operating assets and liabilities:
Increase in prepaid expenses and other assets	(72,790)
Increase in payable to Adviser, net of fees waived	348,169
Increase in payable for investments purchased	145,920
Increase in current tax liability	4,627,098
Increase in accrued expenses and other liabilities	387,369
Total adjustments	(154,514,627)
Net cash used in operating activities	$(12,611,653)
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$2,396,876

See accompanying Notes to Financial Statements.

10       Tortoise Energy Capital Corp.

Financial Highlights Year Ended November 30
	2013	2012	2011	2010	2009
Per Common Share Data(1)
Net Asset Value, beginning of year	$27.23	$25.54	$25.27	$19.90	$12.85
Income from Investment Operations
Net investment loss(2)	(0.48)	(0.58)	(0.75)	(0.60)	(0.20)
Net realized and unrealized gains on investments and
interest rate swap contracts(2)	7.61	3.93	2.64	7.50	8.88
Total income from investment operations	7.13	3.35	1.89	6.90	8.68
Distributions to Auction Preferred Stockholders
Return of capital	—	—	—	—	(0.04)
Distributions to Common Stockholders
Return of capital	(1.70)	(1.66)	(1.62)	(1.60)	(1.60)
Capital Stock Transactions
Premiums less underwriting discounts and offering costs
on issuance of common stock(3)	0.01	(0.00)	0.00	0.07	0.01
Net Asset Value, end of year	$32.67	$27.23	$25.54	$25.27	$19.90
Per common share market value, end of year	$33.04	$28.57	$26.21	$27.06	$22.38
Total Investment Return Based on Market Value(4)	21.98%	15.92%	3.10%	29.31%	120.32%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$655,694	$540,491	$500,129	$488,835	$356,015
Average net assets (000’s)	$619,581	$527,912	$495,831	$435,781	$289,712
Ratio of Expenses to Average Net Assets
Advisory fees	1.57%	1.54%	1.51%	1.46%	1.51%
Other operating expenses	0.17	0.18	0.22	0.26	0.38
Fee waiver(5)	(0.01)	(0.00)	(0.00)	—	—
Subtotal	1.73	1.72	1.73	1.72	1.89
Leverage expenses(6)	1.30	1.93	2.20	2.23	2.02
Income tax expense(7)	13.50	7.63	4.74	17.59	22.42
Total expenses	16.53%	11.28%	8.67%	21.54%	26.33%

See accompanying Notes to Financial Statements.

2013 Annual Report       11

Financial Highlights (Continued) Year Ended November 30
	2013	2012	2011	2010	2009
Ratio of net investment loss to average net assets
before fee waiver(6)	(1.56)%	(2.15)%	(2.93)%	(2.65)%	(1.53)%
Ratio of net investment loss to average net assets
after fee waiver(6)	(1.55)%	(2.15)%	(2.92)%	(2.65)%	(1.53)%
Portfolio turnover rate	12.26%	17.90%	19.37%	12.92%	14.86%
Short-term borrowings, end of year (000’s)	$2,200	$17,700	$12,900	$7,400	$14,600
Long-term debt obligations, end of year (000’s)	$159,400	$104,100	$104,100	$90,000	$90,000
Preferred stock, end of year (000’s)	$50,000	$50,000	$50,000	$65,000	$60,000
Per common share amount of long-term debt obligations outstanding,
end of year	$7.94	$5.25	$5.32	$4.65	$5.03
Per common share amount of net assets, excluding long-term debt
obligations, end of year	$40.61	$32.48	$30.86	$29.92	$24.93
Asset coverage, per $1,000 of principal amount of long-term debt
obligations and short-term borrowings(8)	$5,367	$5,848	$5,702	$6,686	$4,977
Asset coverage ratio of long-term debt obligations and short-term
borrowings(8)	537%	585%	570%	669%	498%
Asset coverage, per $10 liquidation value per share of mandatory
redeemable preferred stock(9)	$41	$41	$40	$40	$32
Asset coverage ratio of preferred stock(9)	410%	415%	399%	401%	316%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2012, 2011, 2010, and 2009 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premiums on the shelf offerings of $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the year ended November 30, 2013. Represents the premiums on the shelf offering of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the year ended November 30, 2012. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the year ended November 30, 2011. Represents the premiums on the shelf offerings of $0.10 per share, less the underwriting discount and offering costs of $0.03 per share for the year ended November 30, 2010. Represents the premiums on the shelf offerings of $0.02 per share, less the underwriting discount and offering costs of $0.01 per share for the year ended November 30, 2009. Amount is less than $0.01 for the years ended November 30, 2012 and 2011.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Less than 0.01% for the years ended November 30, 2012 and 2011.
(6)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(7)	For the year ended November 30, 2013, the Company accrued $4,656,348 for net current income tax expense and $78,991,960 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $156,831 for net current income tax expense and $40,105,889 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $490,272 for current income tax expense and $23,004,007 for net deferred income tax expense. For the year ended November 30, 2010, the Company accrued $409,606 for net current income tax expense and $76,240,282 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $302,906 for net current income tax benefit and $65,242,595 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the year divided by long-term debt obligations and short-term borrowings outstanding at the end of the year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the year divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

12       Tortoise Energy Capital Corp.

Notes to Financial Statements November 30, 2013

1. Organization

Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYY.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at November 30, 2013.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2013, the Company reallocated the amount of 2012 investment income and return of capital it recognized based on the 2012 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $1,179,000 or $0.059 per share ($745,000 or $0.037 per share, net of deferred tax expense), a decrease in unrealized appreciation of investments of approximately $637,000 or $0.032 per share ($402,000 or $0.020 per share, net of deferred tax benefit), and a decrease in realized gains of approximately $542,000 or $0.027 per share ($343,000 or $0.017 per share, net of deferred tax benefit) for the year ended November 30, 2013.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2013 were 100 percent qualified dividend income. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2013 was 100 percent return of capital.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on a fixed annual rate and are paid on the first business day of each month. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2013 were 100 percent qualified dividend income. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2013 was 100 percent return of capital.

2013 Annual Report       13

Notes to Financial Statements (Continued)

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $41,058 related to the issuance of common stock were recorded to additional paid-in capital during the year ended November 30, 2013. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were recorded during the year ended November 30, 2013 for the Series J Notes ($18,057), Series K Notes ($18,057), and Series L Notes ($14,446) that were each issued in June 2013, the Series M Notes ($81,542), Series N Notes ($101,928), Series O Notes ($88,337), and Series P Notes ($33,976) that were each issued in September 2013, and the Series Q Notes ($86,730) that were issued in November 2013.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the derivative instruments and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the year ended November 30, 2013.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. The Company has adopted these amendments, which did not have an impact on the financial statements.

3. Concentration Risk

Under normal circumstances, the Company will have at least 80 percent of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector and at least 80 percent of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities, all of which may be illiquid securities. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

14       Tortoise Energy Capital Corp.

Notes to Financial Statements (Continued)

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$566,339
AMT credit	657,044
Organization costs	9,746
1,233,129
Deferred tax liabilities:
Basis reduction of investment in MLPs	56,592,939
Net unrealized gains on investment securities	198,210,523
254,803,462
Total net deferred tax liability	$253,570,333

At November 30, 2013, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2013, the Company had no uncertain tax positions and no penalties and interest were accrued. The Company does not expect any change to its unrecognized tax positions in the twelve months subsequent to November 30, 2013. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the year ended November 30, 2013, as follows:

Application of statutory income tax rate	$78,942,949
State income taxes, net of federal tax benefit	4,059,923
Change in deferred tax liability due to change in overall tax rate	135,260
Nondeductible payments on preferred stock	796,342
Dividends received deduction	(286,166)
Total income tax expense	$83,648,308

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, the Company re-evaluated its blended state income tax rate, increasing the overall rate from 36.78 percent to 36.80 percent due to anticipated state apportionment of income and gains.

For the year ended November 30, 2013, the components of income tax expense include the following:

Current tax expense (benefit)
Federal	$4,291,993
State	395,298
AMT	(30,943)
Total current tax expense	4,656,348
Deferred tax expense
Federal	75,128,223
State (net of federal tax benefit)	3,863,737
Total deferred tax expense	78,991,960
Total income tax expense	$83,648,308

As of November 30, 2013, the Company had net operating losses for state income tax purposes of approximately $9,708,000. If not utilized, these net operating losses will expire in the years ending November 30, 2017 through November 30, 2030. As of November 30, 2013, an AMT credit of $657,044 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of November 30, 2013, the aggregate cost of securities for federal income tax purposes was $435,102,135. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $692,400,710, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $692,400,710.

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

2013 Annual Report       15

Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2013. These assets are measured on a recurring basis.

	Fair Value at
Description	November 30, 2013	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$5,077,622	$5,077,622	$—	$—
Master Limited Partnerships
and Related Companies(a)	1,122,327,017	1,122,327,017	—	—
Total Equity Securities	1,127,404,639	1,127,404,639	—	—
Other Securities:
Short-Term Investment(b)	98,206	98,206	—	—
Total Assets	$1,127,502,845	$1,127,502,845	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2013.

The Company did not hold any Level 3 securities during the year ended November 30, 2013. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the year ended November 30, 2013.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

7. Investment Transactions

For the year ended November 30, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $173,682,166 and $125,308,188 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $159,400,000 aggregate principal amount of private senior notes (collectively, the “Notes”) outstanding at November 30, 2013. During the year ended November 30, 2013, the Company issued Notes with an aggregate principal amount of $90,000,000. The Series J, Series K, and Series L Notes were issued on June 14, 2013, the Series M, Series N, Series O, and Series P Notes were issued on September 27, 2013 and the Series Q Notes were issued on November 20, 2013. The Company’s Series F Notes with a notional amount of $34,700,000 and fixed interest rate of 6.02 percent were paid in full upon maturity on June 17, 2013.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series G and Series P Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, payment frequency, notional/carrying amount and estimated fair value for each series of Notes outstanding at November 30, 2013.

					Notional/
	Maturity	Interest		Payment	Carrying	Estimated
Series	Date	Rate		Frequency	Amount	Fair Value
Series D	December 21, 2014	6.07%		Quarterly	$39,400,000	$41,689,244
Series G	June 15, 2014	1.60%	(1)	Quarterly	5,000,000	5,000,000
Series H	June 15, 2016	3.88%		Quarterly	12,500,000	13,207,562
Series I	June 15, 2018	4.55%		Quarterly	12,500,000	13,643,768
Series J	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,236,215
Series K	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,153,817
Series L	June 14, 2025	3.48%		Semi-Annual	10,000,000	9,537,227
Series M	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,222,936
Series N	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,397,164
Series O	September 27, 2022	4.21%		Semi-Annual	13,000,000	13,459,269
Series P	September 27, 2018	1.60%	(2)	Quarterly	5,000,000	5,000,000
Series Q	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,096,224
					$159,400,000	$163,643,426

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from September 15, 2013 through December 15, 2013. The weighted-average interest rate for the year ended November 30, 2013 was 1.63 percent.

(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from September 27, 2013 through December 27, 2013. The weighted-average interest rate for the period from September 27, 2013 (date of issuance) through November 30, 2013 was 1.60 percent.

16       Tortoise Energy Capital Corp.

Notes to Financial Statements (Continued)

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 5,000,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) C Stock and all 5,000,000 shares are outstanding at November 30, 2013. The MRP C Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared, and is mandatorily redeemable on May 1, 2018. The MRP C Stock pays cash distributions on the first business day of each month at an annual rate of 3.95 percent. The shares of MRP C Stock trade on the NYSE under the symbol “TYY Pr C.”

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At November 30, 2013, the estimated fair value of the MRP C Stock is based on the mean of the last bid price ($10.00) and last ask price ($10.15) per share and is a Level 1 valuation within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of November 30, 2013.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
MRP C Stock	May 1, 2018	3.95%	5,000,000	$50,000,000	$50,375,000

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2013, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

10. Credit Facility

As of November 30, 2013, the Company has a $40,000,000 unsecured, revolving credit facility that matures on June 16, 2014. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Effective June 17, 2013, outstanding balances generally accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.15 percent. For the period from December 1, 2012 through June 16, 2013, outstanding balances accrued interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2013 was approximately $16,700,000 and 1.39 percent, respectively. At November 30, 2013, the principal balance outstanding was $2,200,000 at an interest rate of 1.29 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2013, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 20,072,262 shares outstanding at November 30, 2013. Transactions in common stock for the year ended November 30, 2013, were as follows:

Shares at November 30, 2012	19,846,818
Shares sold through shelf offerings	149,429
Shares issued through reinvestment of distributions	76,015
Shares at November 30, 2013	20,072,262

12. Subsequent Events

On January 15, 2014, the Company entered into an amendment to its credit facility to increase the capacity of the facility to $50,000,000. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the facility will accrue a fee equal to an annual rate of 0.15 percent.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2013 Annual Report       17

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Energy Capital Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Capital Corporation (the Company), including the schedule of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Capital Corporation at November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 21, 2014

18       Tortoise Energy Capital Corp.

Company Officers and Directors (Unaudited) November 30, 2013

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Independent Directors**
Conrad S. Ciccotello (Born 1960)	Director since 2005	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)
John R. Graham (Born 1945)	Director since 2005

Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).

			7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)
Charles E. Heath (Born 1942)	Director since 2005	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	7	CorEnergy Infrastructure Trust, Inc. (formerly Tortoise Capital Resources Corporation)

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and the Company. Our Adviser also serves as the investment adviser to TYG, TYN, TPZ, NTG, TTP and NDP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
**	Subsequent to fiscal year-end, Mr. Graham passed away. Effective January 1, 2014, Mr. Rand C. Berney joined the Company’s Board of Directors as an independent director. Mr. Berney also joined the Board of Directors of each of TYG, TYN, TPZ, NTG, TTP and NDP. Mr. Berney was born in 1955. Mr. Berney is Executive-in-Residence and Professor for Professional Financial Planning course and Professional Ethics course, College of Business Administration, Kansas State University since 2012. He was formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002. Mr. Berney is a member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.

2013 Annual Report       19

Company Officers and Directors (Unaudited) (Continued) November 30, 2013

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Interested Director and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYG, TYN, TPZ, NTG, TTP and NDP since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.	7	None
Terry Matlack (Born 1956)	Chief Executive Officer since May 2011; Director since November 12, 2012	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of the Company, TYG, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TYN, TPZ, NTG, TTP and NDP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYN and TPZ since May 2011, and of each of TTP and NDP since its inception; Chief Financial Officer of each of the Company, TYG, TYN, and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.	7	None
P. Bradley Adams (Born 1960)	Chief Financial Officer since May 2011

Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of NTG since 2010, of each of TYG, TYN and TPZ since May 2011, and of each of TTP and NDP since its inception; Assistant Treasurer of each of the Company, TYG and TYN from November 2005 to May 2011, of TPZ from its inception to May 2011, and of TTO from its inception to June 2012.

			N/A	None
Zachary A. Hamel (Born 1965)	President since May 2011	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997and was Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG and TPZ since May 2011, and of each of TTP and NDP since its inception, Senior Vice President of the Company from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN since 2007, of TPZ from its inception to May 2011, and of TTO from 2005 through November 2011. CFA designation since 1998.
			N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President since inception; Treasurer since November 2005

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012. Treasurer of each of TYG and TYN since 2005, of each of TPZ, NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011; Senior Vice President of each of TYG and TYN since 2007, of each of TPZ, NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011. CFA designation since 1996.

			N/A	None
David J. Schulte (Born 1961)	Senior Vice President since May 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of the Company, TYG and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CORR) since 2005 and President from 2005 to April 2007 and since June 2012; Senior Vice President of NTG since 2010, of each of TYG, TYN and TPZ since May 2011, and of each of TTP and NDP since its inception. CFA designation since 1992.

			N/A	CorEnergy Infrastructure Trust, Inc. (“CORR”) (formerly Tortoise Capital Resources Corporation)

(1)	This number includes TYG, TYN, TPZ, NTG, TTP, NDP and the Company. Our Adviser also serves as the investment adviser to TYG, TYN, TPZ, NTG, TTP and NDP.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

20       Tortoise Energy Capital Corp.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2013, the aggregate compensation paid by the Company to the independent directors was $105,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2013 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2013, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Independent Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

2013 Annual Report       21

Additional Information (Unaudited) (Continued)

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Independent Directors concluded that the nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it qualified to serve as the adviser. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other investment advisers to closed-end funds with similar investment objectives and strategies.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Independent Directors concluded that the fees and expenses that the Company is paying under the Investment Advisory Agreement, as well as the operating expense ratios of the Company, are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its reasonable fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, and taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

22       Tortoise Energy Capital Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Capital Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent (effective 1/1/14)

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYY

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,257	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$409

Tortoise Energy Capital Corp.		Midstream Equity	$1,164	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$454

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,982	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$235

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$285

(1) As of 12/31/13

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	$137,000	$201,000
Audit-Related Fees	—	—
Tax Fees	$51,000	$48,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$51,000	$48,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2013 and 2012, the Adviser paid approximately $70,500 and $15,000 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and at November 30, 2013 was comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath. Mr. Graham died in December 2013, and effective January 1, 2014, Mr. Rand C. Berney joined the Registrant’s Board of Directors and became a member of the audit committee. As of the date of filing of this report, the Registrant’s audit committee consists of Mr. Ciccotello, Mr. Heath and Mr. Berney.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2013.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a portfolio company or can veto the investment committee’s decision to invest in a portfolio company. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since May 2011; Director since November 12, 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of the Company, TYG, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TYN, TPZ, NTG, TTP and NDP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYG, TYN and TPZ since May 2011, and of each of TTP and NDP since its inception; Chief Financial Officer of each of the Company, TYG, TYN, and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	President since May 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG and TPZ since May 2011, and of each of TTP and NDP since its inception, Senior Vice President of the Company from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN since 2007, of TPZ from its inception to May 2011, and of TTO from 2005 through November 2011. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President since inception; Treasurer since November 2005	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012. Treasurer of each of TYG and TYN since 2005, of each of TPZ, NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011; Senior Vice President of each of TYG and TYN since 2007, of each of TPZ, NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011. CFA designation since 1996.
David J. Schulte (Born 1961)	Senior Vice President since May 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of the Company, TYG and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CorEnergy Infrastructure Trust, Inc. (“CORR”)) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of NTG since 2010, of each of TYG, TYN and TPZ since May 2011, and of each of TTP and NDP since its inception. CFA designation since 1992.

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TYN, TPZ, NTG, TTP and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2013:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	11	$7,304,397,666	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Zachary A. Hamel
Registered investment companies	11	$7,304,397,666	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Kenneth P. Malvey
Registered investment companies	11	$7,304,397,666	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Terry Matlack
Registered investment companies	11	$7,304,397,666	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
David J. Schulte
Registered investment companies	11	$7,304,397,666	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for six other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte has a services agreement with the Adviser and receives a base guaranteed payment from the Adviser for the services he provides. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2013:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant

H. Kevin Birzer	$500,001-$1,000,000
Zachary A. Hamel	$100,001-$500,000
Kenneth P. Malvey	$50,001-$100,000
Terry Matlack	$100,001-$500,000
David J. Schulte	$50,001-$100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
6/1/13-6/30/13
Month #2	0	0	0	0
7/1/13-7/31/13
Month #3	0	0	0	0
8/1/13-8/31/13
Month #4	0	0	0	0
9/1/13-9/30/13
Month #5	0	0	0	0
10/1/13-10/31/13
Month #6	0	0	0	0
11/1/13-11/30/13
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Capital Corporation

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 21, 2014

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date January 21, 2014